UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

iAnthus Capital Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56228	98-1360810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 King Street West Suite 314
Toronto, Ontario		M5H 3S6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 518-9418

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2024, Mr. Philippe Faraut resigned as Chief Financial Officer of iAnthus Capital Holdings, Inc. (the “Company”) as well as all positions with the Company’s subsidiaries and its affiliates, effective as of April 5, 2024 (the “Resignation Date”). Mr. Faraut will continue to serve the Company in a consulting role for a period of one month following the Resignation Date.

The Company has appointed Justin Vu to serve as Interim Chief Financial Officer of the Company, effective as of the Resignation Date. Mr. Vu joined iAnthus in early 2023 as Senior Vice President of Finance. Prior to joining iAnthus, Mr. Vu was a financial consultant from May 2021 to May 2023 and from January 2012 to February 2021 worked in various senior finance and accounting roles with a large US-based media and entertainment company. The Company has initiated a comprehensive search for a permanent Chief Financial Officer, which will focus on identifying an individual with a strong financial background, a strategic mindset to drive iAnthus’ strategy forward and a commitment to the growth and progression of the Company.

There are no family relationships between Mr. Vu and any of our directors or executive officers. There are no related party transactions involving Mr. Vu that are reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On March 29, 2024, the Company issued a press release announcing Mr. Faraut's resignation. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 29, 2024

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date:	April 4, 2024	By:	/s/ Richard Proud
Richard Proud Chief Executive Officer